UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 19, 2009

QWEST COMMUNICATIONS INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15577	84-1339282
(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 992-1400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (d) and (e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On August 19, 2009, the Board of Directors (the “Board”) of Qwest Communications International Inc. (“Qwest” or the “Company” or “we” or “us” or “our”) unanimously elected Michael J. Roberts as a director.  The Board also appointed Mr. Roberts to the Compensation and Human Resources Committee of the Board (the “Compensation Committee”) and the Nominating and Governance Committee of the Board (the “Nominating Committee”).  There is no arrangement or understanding between Mr. Roberts and any other person pursuant to which he was selected as a director.

Under our standard compensation arrangement available to non-employee directors, Mr. Roberts will receive a retainer of $70,000 per year, plus $7,500 per year for his services as a member of the Compensation Committee and $5,000 per year for his services as a member of the Nominating Committee.  On the first business day of each year, we will grant to Mr. Roberts a restricted stock award valued by us at $100,000.  These annual restricted stock awards will vest in full one year after the date of grant.  In addition, on August 19, 2009, we granted to Mr. Roberts a restricted stock award of 10,000 shares.  This award vests in full on January 2, 2010.  Each of these restricted stock awards was or will be granted under our Equity Incentive Plan.  Upon a change of control, each award will vest immediately.

Elimination of Annual Flexible Benefit Payments to Certain Executive Officers; Modification of Relocation Arrangement

On August 19, 2009, the Compensation Committee decided to eliminate the annual flexible benefit payments to certain executives, including our Chairman and Chief Executive Officer (Edward A. Mueller), our Executive Vice President and Chief Operating Officer (Thomas E. Richards), our Executive Vice President, Chief Administrative Officer and General Counsel (Richard N. Baer), and our Executive Vice President and Chief Financial Officer (Joseph J. Euteneuer). These payments were cash payments made at the beginning of each year in lieu of the various perquisites commonly paid to executives at other companies.  For 2009, the payment was $75,000 for Mr. Mueller, and $50,000 for each of Messrs. Richards, Baer and Euteneuer.  On August 19, 2009, the Compensation Committee also approved an amendment to Mr. Mueller’s employment agreement to reflect this change.  A copy of Mr. Mueller’s amended and restated employment agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

On August 19, 2009, the Compensation Committee approved an agreement with Mr. Euteneuer, our Executive Vice President and Chief Financial Officer, pursuant to which the period of time during which the Company will purchase his former principal residence upon his request, and reimburse him for the costs of moving his household goods and furnishings, is extended from 12 months to 24 months following September 12, 2008, his date of hire.  Mr. Euteneuer will remain responsible for marketing his former principal residence until he makes any such request, and any purchase of such residence by the Company, if one occurs, would be at the prevailing market price determined by independent appraisal.  A copy of the letter agreement with Mr. Euteneuer is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 10.1	Amended and Restated Employment Agreement by and between Edward A. Mueller and Qwest Communications International Inc.

Exhibit 10.2	Letter, dated August 19, 2009, from Qwest to Joseph J. Euteneuer.

Exhibit 99.1	Press Release dated August 19, 2009.

Forward Looking Statements Warning

This filing may contain projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by us with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: access line losses due to increased competition, including from technology substitution of our access lines with wireless and cable alternatives, among others; our substantial indebtedness, and our inability to complete any efforts to further de-lever our balance sheet; adverse results of increased review and scrutiny by media and others (including any internal analyses) of financial reporting issues and practices or otherwise; rapid and significant changes in technology and markets; any adverse developments in commercial disputes or legal proceedings; potential fluctuations in quarterly results; volatility of our stock price; intense competition in the markets in which we compete including the effects of consolidation in our industry; changes in demand for our products and services; acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting our business; changes in the outcome of future events from the assumed outcome included in our significant accounting policies; our ability to utilize net operating losses in projected amounts; and continued unfavorable general economic conditions, including the current financial crisis.

The information contained in this filing is a statement of Qwest’s present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Qwest’s assumptions. Qwest may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in Qwest’s assumptions or otherwise. The cautionary statements contained or referred to in this filing should be considered in connection with any subsequent written or oral forward-looking statements that Qwest or persons acting on its behalf may issue. This filing may include analysts’ estimates and other information prepared by third parties for which Qwest assumes no responsibility.

Qwest undertakes no obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements and other statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this filing, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QWEST COMMUNICATIONS INTERNATIONAL INC.

DATE:	August 21, 2009	By:	/s/ STEPHEN E. BRILZ
		Name:	Stephen E. Brilz
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Amended and Restated Employment Agreement by and between Edward A. Mueller and Qwest Communications International Inc.

Exhibit 10.2	Letter, dated August 19, 2009, from Qwest to Joseph J. Euteneuer.

Exhibit 99.1	Press Release dated August 19, 2009.